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                                                                     EXHIBIT 32

    CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Penseco Financial Services Corporation (the "Company") certifies to his knowledge that:

      (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2009 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company as for the dates and for the periods referred to in the Form 10-Q.


                                              /s/  CRAIG W. BEST
                                              -----------------------------
                                              Craig W. Best
                                              President and CEO
                                              (Principal Executive Officer)
                                              November 2, 2009


   CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Penseco Financial Services Corporation (the "Company") certifies to his knowledge that:

      (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2009 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and

       (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company as for the dates and for the periods referred to in the Form 10-Q.



                                    /s/  PATRICK SCANLON
                                    --------------------------------------------
                                    Patrick Scanlon
                                    Senior Vice President, Finance Division Head
                                    (Principal Financial Officer)
                                    November 2, 2009